http://www.mitelsemi.com

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2001

                                MITEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            CANADA                         1-8139                   NONE
-------------------------------     ---------------------     ----------------
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          400 March Road
      Kanata, Ontario, Canada                               K2K 3H4
      -----------------------                         -------------------
       (Address of principal                             (Postal Code)
        executive offices)

       Registrant's telephone number, including area code: (613) 592-0200

                                350 Legget Drive
                                 P.O. Box 13089
                             Kanata, Ontario, Canada
                                     K2K 2W7
                                 (613) 592-2122
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

(All amounts reported are in millions of Canadian dollars, unless otherwise noted).

On February 16, 2001, Mitel Corporation ("the Company") announced that it had completed the sale of its worldwide communications systems business ("Systems") and the name "Mitel" to a company controlled by Dr. Terence H. Matthews. As part of the transaction, the Company will also transfer its Ottawa, Canada real estate to Dr. Matthews. The Ottawa real estate transfer is expected to close in March 2001. All of the required regulatory approvals and conditions were received and satisfied.

The Company will receive a total of $318.3 in cash proceeds, subject to adjustments, in exchange for selling a 90 percent ownership interest in the Systems business and all of its real property in Ottawa, Canada. The cash proceeds from the Systems sale were principally used to fully repay senior secured credit facilities of $175.3 and capital lease obligations of $22.9 related to the Systems business.

The Company will continue to operate as Mitel Semiconductor and Mitel Corporation until a new corporate name is announced. Mitel Corporation is now a global provider of communications semiconductors for converging voice and data networks in an Internet economy.

A copy of the press release is attached to this Form 8-K as Exhibit 99.3 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information.

      (1) Mitel Corporation Pro Forma Condensed Consolidated Balance Sheet (unaudited) as at December 29, 2000. See Page 6.

      (2) Mitel Corporation Pro Forma Condensed Consolidated Statement of Income (Loss) (unaudited) for the nine months ended December 29, 2000. See Page 7.

      (3) Mitel Corporation Pro Forma Condensed Consolidated Statement of Income (Loss) (unaudited) for the year ended March 31, 2000. See Page 8.

      (4) Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited). See Page 9.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as at December 29, 2000 is based upon the consolidated financial statements of Mitel Corporation as at December 29, 2000, and the financial statements of Mitel Communications Systems as at December 29, 2000, prepared on a stand-alone basis, adjusted to give effect to the Company's disposition of 90 percent of its ownership interest in the Systems business and all of its real property in Ottawa, Canada as if it had occurred on December 29, 2000.

The unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended December 29, 2000 and for the year ended March 31, 2000 are based upon the consolidated financial statements of Mitel Corporation for the nine months ended December 29, 2000 and for the year ended March 31, 2000, respectively, and the financial statements of Mitel Communications Systems for the nine months ended December 29, 2000 and for the year ended March 31, 2000, prepared on a stand-alone basis, adjusted to give effect to the Company's disposition of 90 percent of its ownership interest in the Systems business and all of its real property in Ottawa, Canada as if it had occurred on April 1, 1999.

The Pro Forma Condensed Consolidated financial statements should be read in conjunction with the consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2000, including the notes thereto, and the unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the nine month period ended December 29, 2000.

(c) Exhibits.

     (1) Exhibit 2.1 Acquisition Agreement by and among Mitel Corporation, 3755461 Canada Inc. and Dr. Terence H. Matthews, dated as of January 2, 2001 (the "Acquisition Agreement"). The following exhibits to the Acquisition Agreement have been omitted. The Company will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

          Omitted exhibits:

          Schedule 1.1(nn)  -       Financial Statements
          Schedule 1.1(nnn) -       Permitted Encumbrances
          Schedule 2.2      -       Purchase Price Allocation
          Schedule 2.3      -       Audit Report
          Schedule 3.4      -       Authorized and Issued Capital - Vendor Group
          Schedule 3.6      -       Loan Agreement Particulars
          Schedule 3.7      -       Vendor Group Subsidiaries
          Schedule 3.8      -       Violations
          Schedule 3.9      -       Locations
          Schedule 3.11     -       Real and Leased Property
          Schedule 3.13     -       Real Property Leases
          Schedule 3.16(a)-(g)-     Business Intellectual Property
          Schedule 3.19     -       Material Contracts
          Schedule 3.20     -       Licenses and Permits
          Schedule 3.21     -       Consents
          Schedule 3.25     -       Tax Matters
          Schedule 3.26     -       Legal and Regulatory Proceedings
          Schedule 3.28     -       Environmental Matters
          Schedule 3.29     -       Employee Plans Excluding United States
          Schedule 3.30     -       Employee Benefit Plans - United States
          Schedule 3.31     -       Collective Agreements
          Schedule 3.32     -       Employees and Contractors
          Schedule 3.34     -       Customers and Suppliers
          Schedule 3.35     -       Product Warranties
          Schedule 3.36     -       Grants
          Schedule 6.1(a)   -       Restructuring
          Schedule 6.2(a)   -       Current Corporate Structure
          Schedule 6.2(b)   -       Reorganization
          Schedule 6.2(d)(i)-       Lease Agreement
          Schedule 6.2(d)(ii)-      Phase V Lease
          Schedule 6.2(e)   -       License Agreement
          Schedule 6.3(a)   -       Transition Plan Agreement
          Schedule 6.11     -       Non-Competition Agreement
          Schedule 6.22     -       Employees
          Schedule 6.23     -       Tangible Personal Property
          Schedule 7.1(i)   -       Form of Opinion of Vendor's Counsel (Canada,
                                    UK and US)
          Schedule 7.1(m)   -       Supply Agreement
          Schedule 7.1(n)   -       Shareholders Agreement
          Schedule 7.1(p)   -       Form of Release
          Schedule 7.3(f)   -       Form of Opinion of Purchaser's Counsel

     (2)  Exhibit 99.1    Press Release, dated December 15, 2000 relating to
          signing of a letter of intent to sell the communications systems business to a company controlled by Dr. Terence H. Matthews (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K,
          Item 7, dated December 15, 2000).

     (3)  Exhibit 99.2    Press release, dated January 5, 2001, relating to the
          signing of a definitive acquisition agreement with a company controlled by Dr. Terence H. Matthews.

     (4)  Exhibit 99.3    Press Release, dated February 16, 2001, relating to
          the completion of the sale of the communications systems business to a company controlled by Dr. Terence H. Matthews.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MITEL CORPORATION

                                            (Registrant)

Date March 2, 2001                          Jean-Jacques Carrier
                                            ---------------------------------
                                            Jean-Jacques Carrier
                                            Senior Vice President, Finance
                                            and Chief Financial Officer

                                Mitel Corporation
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             As at December 29, 2000
                        (in millions of Canadian dollars)
                                   (UNAUDITED)

                                                                                Pro Forma
                                                              Business        Adjustments -  Note      Pro Forma
                                              Historical        Sold              Net          3       As Adjusted
                                              -------------- ----------       ------------  -------  --------------
ASSETS
Current assets:
                                                                                             B,D,E,
   Cash and cash equivalents                  $      244.5    $         --    $       37.5   F,J,K   $      282.0
   Short-term investments                              2.4              --              --                    2.4
   Accounts receivable                               273.8          (139.0)            1.2     H            134.8
   Inventories                                       195.5           (79.5)            0.7     H            116.7
   Prepaid expenses and other                         37.3            (8.6)             --                   28.7
   Future income tax assets                            8.3              --            (2.7)    B              5.6
                                              ------------    ------------    ------------           ------------
                                                     761.8          (227.1)           35.5                  570.2
Long-term assets:
   Long-term receivables                              24.8           (10.7)             --     B             14.1
   Fixed assets -- net                               439.1           (95.3)             --                  343.8
   Long-term investment, at cost                        --              --            21.1     B             21.1
   Acquired intangible assets -- net                 219.6              --              --                  219.6
   Patents, trademarks, and other -- net              20.6            (6.9)           (5.5)   C,I             8.2
                                              ------------    ------------    ------------           ------------
                                              $    1,465.9    $     (340.0)   $       51.1           $    1,177.0
                                              ============    ============    ============           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities   $      214.5    $      (87.2)   $         --     I     $      127.3
   Income and other taxes payable                      2.6           (10.6)           42.6    B,J            34.6
   Future income tax liabilities                       8.8              --            (8.8)    B               --
   Deferred revenue                                   38.4           (31.3)             --                    7.1
   Current portion of long-term debt                  30.9              --           (13.0)    D             17.9
                                              ------------    ------------    ------------           ------------
                                                     295.2          (129.1)           20.8                  186.9
Long-term debt                                       201.1              --          (184.3)   D,E            16.8
Pension liability                                     17.5              --              --                   17.5
Future income tax liabilities                         22.0              --            (5.1)    B             16.9
                                              ------------    ------------    ------------           ------------
                                                     535.8          (129.1)         (168.6)                 238.1
                                              ------------    ------------    ------------           ------------
Shareholders' equity:
   Capital stock
   Preferred shares                                   36.7              --              --                   36.7
   Common shares                                     634.2              --              --                  634.2
   Contributed surplus                                 9.2              --              --                    9.2
   Retained earnings                                 253.4          (210.9)          240.4    A,B           282.9
   Translation account                                (3.4)             --           (20.7)    G            (24.1)
                                              ------------    ------------    ------------           ------------
                                                     930.1          (210.9)          219.7                  938.9
                                              ------------    ------------    ------------           ------------
                                              $    1,465.9    $     (340.0)   $       51.1           $    1,177.0
                                              ============    ============    ============           ============

(These Pro Forma Consolidated Financial Statements are prepared on the basis set out in the accompanying notes)

                                Mitel Corporation
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
           (in millions of Canadian dollars, except per share amounts)
                                   (UNAUDITED)

                                                  Nine months ended December 29, 2000
                                                           Pro Forma   Note  Pro Forma
                                             Historical   Adjustments    3   as Adjusted
                                             ----------   -----------  ----  ------------
Revenue                                        $ 549.2       $   7.4   A,B     $ 556.6
                                               -------       -------           -------
Cost of sales:
  Cost of sales other than amortization          223.8           4.4   A,B       228.2
  Amortization of manufacturing assets            38.6            --              38.6
                                               -------       -------           -------
                                                 262.4           4.4             266.8
                                               -------       -------           -------
  Gross margin                                   286.8           3.0             289.8
                                               -------       -------           -------
  Expenses:
    Selling and administrative                   103.8            --             103.8
    Research and development (net)                85.0          (6.9)   A         78.1
    Amortization of acquired intangibles          59.8            --              59.8
                                               -------       -------           -------
                                                 248.6          (6.9)            241.7
                                               -------       -------           -------
Operating income
                                                  38.2           9.9              48.1
  Interest expense (net)                          (5.4)         13.1   D,E         7.7
  Debt issue costs                                (0.6)          0.6    C           --
                                               -------       -------           -------
Income before income taxes                        32.2          23.6              55.8
Income tax expense                               (29.1)        (12.0)  A         (41.1)
                                               -------       -------           -------
Net income                                     $   3.1       $  11.6           $  14.7
                                               =======       =======           =======
Net income (loss) for the period
 attributable to common shareholders
 after preferred dividends                     $  (8.5)                        $  12.3
                                               =======                         =======
Net income (loss) per common share:
   Basic                                       $ (0.07)                        $  0.10
                                               =======                         =======
   Fully diluted                               $ (0.07)                        $  0.10
                                               =======                         =======

Weighted average number of common shares
  outstanding (millions):
   Basic                                         119.9                           119.9
                                               =======                         =======
   Fully diluted                                 120.9                           120.9
                                               =======                         =======

                                Mitel Corporation
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
           (in millions of Canadian dollars, except per share amounts)
                                   (UNAUDITED)

                                                          Year ended March 31, 2000
                                                                 Pro Forma    Note    Pro Forma
                                                 Historical     Adjustments    3     as Adjusted
                                                 ----------     -----------   ----   -----------
Revenue                                          $ 1,396.5       $  (773.8)  A,B     $   622.7
                                                 ---------       ---------           ---------
Cost of sales:
  Cost of sales other than amortization              645.1          (380.4)  A,B         264.7
  Amortization of manufacturing assets                67.3           (13.6)   A           63.7
                                                 ---------       ---------           ---------
                                                     712.4          (384.0)              328.4
                                                 ---------       ---------           ---------
  Gross margin                                       684.1          (389.8)              294.3
                                                 ---------       ---------           ---------
  Expenses:
    Selling and administrative                       359.4          (242.2)   A          117.2
    Research and development (net)                   152.9           (68.7)   A           84.2
    Amortization of acquired intangibles              54.8           (40.8)   A           14.0
                                                 ---------       ---------           ---------
                                                     567.1          (351.7)              215.4
                                                 ---------       ---------           ---------
Operating income                                     117.0           (38.1)               78.9
  Interest expense (net)                             (12.9)           18.2   D,E           5.3
  Debt issue costs                                    (0.5)            0.5    C             --
                                                 ---------       ---------           ---------
Income from before income taxes                      103.6           (19.4)               84.2
Income tax expense                                   (39.6)           10.3   A,F         (39.9)
                                                 ---------       ---------           ---------
Net income                                       $    64.0       $   (19.7)          $    44.3
                                                 =========       =========           =========

Net income for the period attributable
 to common shareholders after preferred
 dividends                                       $    52.8                           $    41.1
                                                 =========                           =========
Net income per common share:
   Basic                                         $    0.46                           $    0.36
                                                 =========                           =========
   Fully diluted                                 $    0.45                           $    0.34
                                                 =========                           =========
Weighted average number of common
 shares outstanding (millions):
   Basic                                             114.7                               114.7
                                                 =========                           =========
   Fully diluted                                     120.3                               120.3
                                                 =========                           =========

                                Mitel Corporation
            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
          (in millions of Canadian dollars, except per share amounts, unless otherwise noted)
                                   (UNAUDITED)

1.    Basis of Presentation

      On February 16, 2001, Mitel Corporation (the "Company") sold 90 percent of its ownership interest in the company's communications systems business ("Systems") and all of its real property in Ottawa, Canada to a company controlled by Dr. Terence H. Matthews. The fair value of the consideration was $318.3, subject to adjustments after closing.

      In the opinion of Management, the unaudited pro forma consolidated balance sheet and consolidated statements of income (loss) ("Pro Forma Consolidated Financial Statements") reflect all adjustments which consist only of normal and recurring adjustments and adjustments giving effect to the disposition based on the assumptions described in Note 3 necessary to present fairly the financial position of the Company at December 29, 2000 and the results of operations for the nine months ended December 29, 2000 and the year ended March 31, 2000 in accordance with accounting principles generally accepted in Canada. (See also Note 4).

      The Pro Forma Consolidated Financial Statements have been prepared from the consolidated financial statements of the Company as at and for the nine months ended December 29, 2000 and for the year ended March 31, 2000 and reflect, on a pro forma basis, the disposition of the Systems business. The Pro Forma Consolidated Financial Statements should be read in conjunction with the consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2000 and the unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the nine month period ended December 29, 2000.

      The unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of the financial position or results of operations that would have resulted had the disposition of Systems taken place at the dates indicated below or that may be achieved in the future.

2.    Significant Accounting Policies

      The accounting policies followed in preparing the unaudited Pro Forma Consolidated Financial Statements are those used by the Company as set out in the consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K as at and for the year ended March 31, 2000, and in the Company's Quarterly Report on Form 10-Q for the nine months ended December 29, 2000.

3.    Pro Forma Assumptions and Adjustments

      Balance Sheet:

      A. Adjustment to give effect to the disposition of Systems and the Company's real property in Ottawa, Canada as at December 29, 2000.

      B. Adjustments to record the total proceeds from the disposition of approximately $318.3 in cash and to record a minority interest in Systems of ten percent. The retention of the minority interest in Systems is recorded as an investment at cost. Cost was determined based on the estimated pro-rata share of the equity carrying value of the investment in Systems on December 29, 2000.

      C. Adjustments to reflect the write-off of deferred debt issue and foreign exchange costs related to the repayment of the AXELs Series B senior secured credit facilities.

      D. Adjustment to discharge the capital lease liabilities related to Systems prior to the disposition in accordance with the terms of the Acquisition Agreement.

      E. Adjustment to repay the AXELs Series B long-term debt from the cash proceeds on the sale of Systems pursuant to the mandatory prepayment terms of the credit agreement.

      F. Adjustments to reflect the estimated transaction-related costs amounting to $22.4 assumed to be payed on closing.

      G. Adjustment to eliminate the cumulative translation adjustment related to Systems.

      H. Adjustment to reflect transactions with Systems on an arms-length basis.

      I. Adjustment to reclassify the remaining deferred foreign exchange gain balance to current liabilities, resulting from the write-off of the deferred debt issue and foreign exchange costs (see C above).

      J. Adjustment to reflect the income tax on the estimated gain on sale of Systems and the Ottawa, Canada real property.

      K. Adjustment to reflect the cost of a restructuring program in accordance with the terms of the Acquisition Agreement.

      Income Statements:

      A. Elimination of Systems operations for the year ended March 31, 2000 and for the nine-month period ended December 29, 2000 from the pro forma consolidated statements of income, as if the sale had occurred on April 1, 1999.

      B. Adjustment to the internal sales and cost of sales related to transactions with Systems, which is no longer part of the consolidated group and deemed to be external sales and cost of sales.

      C. Adjustment to remove the impact of the amortization related to the deferred debt issue and the foreign exchange costs written-off on the long-term debt assumed to be settled on April 1, 1999.

      D. Adjustment to remove the impact of the interest expense related to Systems capital leases terminated prior to the assumed disposition on April 1, 1999.

      E. Adjustment to remove the impact of the interest expense related to the long-term debt paid in full after the assumed disposition on April 1, 1999.

      F. The unaudited Pro Forma Consolidated Financial Statements do not include the benefit of alternative tax planning strategies or savings that management of the Company anticipates it would pursue for the stand-alone operations.

4.    United States Accounting Principles

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in Canada (Canadian GAAP), which, in the case of the Company, conform in all material respects with those in the United States (U.S. GAAP) and with the requirements of the Securities and Exchange Commission (SEC), except as fully described in Note 23 to the consolidated financial statements as at March 31, 2000, and Note 17 to the unaudited consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the nine months period ended December 29, 2000.

The following table reconciles the pro forma net income as reported on the pro forma consolidated statements of income (loss) to the pro forma net income
(loss) that would have been reported had the financial statements been prepared in accordance with U.S. GAAP and the requirements of the SEC:

                                                          Nine Months
                                                             Ended    Year Ended
                                                            Dec. 29,   March 31,
                                                              2000       2000
                                                          ----------- ----------
Pro Forma net income for the period
  in accordance with Canadian GAAP                         $  14.7      $  44.3

Acquirer's redundancy provisions                               1.5          4.2
Write-off of acquired in-process technology                   (7.6)          --
Amortization of acquired in-process technology                 1.6           --
Amortization of incremental acquired goodwill                  0.8           --
Stock option compensation expense                             (4.0)          --
Effect of deferral accounting related to
  foreign exchange contracts                                  10.6           --
Translation of foreign currency
  denominated debt
                                                               0.2          2.7
                                                           -------      -------
U.S. GAAP and SEC requirements:
Pro Forma net income for the period                           17.8         51.2
Less: dividends on cumulative preferred shares                (2.4)        (3.2)
                                                           -------      -------
Pro Forma net income attributable to
  common shareholders                                      $  15.4      $  48.0
                                                           =======      =======
Pro Forma net income per common share:
    Basic                                                  $  0.13      $  0.42
                                                           =======      =======
    Diluted                                                $  0.13      $  0.41
                                                           =======      =======

Weighted average shares for basic EPS (millions)             119.9        114.7
Weighted average issued shares subject
  to restrictions (millions)                                   0.9           --
Weighted average shares on conversion of
  stock options (millions)                                      --          2.4
                                                           -------      -------
Adjusted weighted average shares and share
  Equivalents (millions)                                     120.8        117.1
                                                           =======      =======

      The components of pro forma comprehensive income were as follows:

                                                         Nine Months
                                                            Ended     Year Ended
                                                           Dec. 29,   March 31,
                                                             2000       2000
                                                         -----------  ----------
Pro Forma comprehensive income for the period:
Pro Forma net income for the period                         $17.8         $51.2
Other Pro Forma comprehensive income
  Pro Forma foreign currency adjustment                        --         (31.6)
                                                            -----         -----
Pro Forma Comprehensive income for the period               $17.8         $19.6
                                                            =====         =====

      Pro Forma balance sheet items, which vary, in conformity with U.S. GAAP and SEC requirements:

                                                                       Dec. 29,
                                                                         2000
                                                                       ---------
Fixed assets                                                           $  333.6
Acquired intangible assets                                             $  210.5
Patents, trademarks and other                                          $    8.6
Accounts payable and accrued liabilities                               $  124.0
Shareholders' equity:
  Redeemable preferred shares                                          $   33.8
  Common shares                                                        $1,071.7
  Contributed surplus                                                  $     --
  Accumulated other comprehensive loss                                 $  (24.1)
  Deficit                                                              $ (158.1)